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                                                                    EXHIBIT 99.1


                           DIRECTOR DESIGNEE CONSENT
                           -------------------------


     I, Arthur G. Kaiser, D.D.S., hereby consent to being named as a director designee in Gentle Dental Service Corporation's Form SB-2 Registration Statement, and any amendment or amendments thereto, including any references in the Prospectus which is a part thereof.


     Executed this 5th day of January, 1998.


                                          /s/ ARTHUR G. KAISER, D.D.S.
                                         -----------------------------
                                         Arthur G. Kaiser,  D.D.S.